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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2
                                and Series 1996-3
 ------------------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       33-94190                13-4994650
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


                270 Park Avenue, New York, New York               10017
         -------------------------------------------------     ------------
              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:


     On or about July 15, 1999 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card Trust I") for 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to each Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits          Description
             ----------        ---------------

               20.1 Monthly Reports with respect to the July 15, 1999 distribution


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 30, 1999

                                          The Chase Manhattan Bank,
                                          as Servicer


                                          By:  /s/ Patrick Margey
                                          ---------------------------
                                          Name:    Patrick Margey
                                          Title:   Vice President





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                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                                     Description
---------------                                 -----------------
20.1                                            Monthly Reports with respect to
                                                the July 15, 1999 distribution